Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-B

KEY PERFORMANCE FACTORS
December 31, 2000



Expected B Maturity 3/16/2009


Blended Coupon 5.9788%


Excess Protection Level
3 Month Average   4.51%
December, 2000   0.50%
November, 2000   6.59%
October, 2000   6.42%


Cash Yield19.79%


Investor Charge Offs10.15%


Base Rate 9.15%


Over 30 Day Delinquency 4.72%


Seller's Interest10.47%


Total Payment Rate13.35%


Total Principal Balance$57,190,978,436.47


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,990,287,874.98